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                                                                         Paper 3
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 1998

                         Saxon Asset Securities Company
               (Exact name of registrant as specified in charter)

               Virginia                               34-0-20552                              52-1785164
---------------------------------------    ---------------------------------     --------------------------------------
     (State or other jurisdiction              (Commission File Number                       (IRS Employer
          of incorporation)                      Identification No.)                      Identification No.)
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                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (804) 967-7400


               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

         On June 18, 1998, the Registrant entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Prudential Securities Incorporated (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, approximately $446,404,000 aggregate initial principal amount of the Registrant's Mortgage Loan Asset Backed Certificates, Series 1998-2, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 Certificates (collectively, the "Underwritten Certificates"). The Underwritten Certificates are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-20025), and are offered pursuant to a Prospectus dated February 19, 1997, and a Prospectus Supplement dated June 18, 1998, to be filed with the Securities and Exchange Commission pursuant to Registration No. 333-20025.

         In connection with the offering of the Underwritten Certificates, the Underwriters have prepared and disseminated to potential purchasers certain "Computational Materials", as such term is defined in the No-Action response letter to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994). In accordance with such No-Action Letter, the Registrant is filing herewith such Computational Materials as Exhibit 99.1.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not Applicable.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

Exhibits

99.1 Copy of "Computational Materials" as provided by Morgan Stanley & Co. Incorporated filed on Form SE pursuant to 17 CFR 232.311(i).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
June 18, 1998
                                   SAXON ASSET SECURITIES COMPANY


                               By:   /s/ Bradley D. Adams
                                  ----------------------------------------
                                         Bradley D. Adams, Vice President


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                                INDEX TO EXHIBITS

                                                                         Page
                                                                         ----

99.1 Copy of Computational Materials as provided by Morgan Stanley & Co. Incorporated filed on Form SE pursuant to 17
          CFR 232.311(i)..............................................    SE